UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 27, 2000


                     STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-3 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-35026-02
Pooling and Servicing Agreement)     (Commission        Pending
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On November 27, 2000 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2000-3 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                   Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-3
                                            Trust, relating to the November
                                            27, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 2000-3 Trust

          By:   Wells Fargo Bank Minnesota, N.A., as Securities Administrator
          By:   /s/  Sherri Sharps, Vice President
          By:   Sherri Sharps, Vice President
          Date: 12/07/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-3 Trust, relating to the November 27, 2000 distribution.